EX-23.2


                        CONSENT OF DELOITTE & TOUCHE LLP




                                  EXHIBIT 23.2

                        INDEPENDENT AUDITOR'S CONSENT

         We consent to the use in this Registration Statement of Sterling Vision, Inc. on Form S-3 of our report dated April 15, 1998, incorporated by reference in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
New York, New York
January 27, 2000






                                                                              31